UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 26, 2011

STAAR Surgical Company
(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1911 Walker Ave, Monrovia, California (Address of principal executive offices)		91016 (Zip Code)

Registrant’s telephone number, including area code: 626-303-7902

                                    Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

STAAR Surgical Company’s President and Chief Executive Officer, Barry Caldwell, gave a presentation to investors during the meeting of the American Academy of Cataract and Refractive Surgery on March 26, 2011 in San Diego, California.  A copy of the slides used in Mr. Caldwell’s presentation is furnished as Exhibit 99.1 to this Report, and is incorporated herein by this reference.

Safe Harbor

All statements in this report (including the exhibits furnished with this report) that are not statements of historical fact are forward-looking statements, including statements about any of the following: future earnings; revenue; sales; cash or any other financial items; the plans, strategies, and objectives of management for future operations or prospects for achieving such plans; prospects for any product approval, including approval of the Visian Toric ICL in the U.S. or Japan and CE Marking of Visian Version V4c; potential results of advertising campaigns; plans and strategies of management; statements of belief; and any statements of assumptions underlying any of the foregoing.

These statements are based on expectations and assumptions as of the date of this Report and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: our limited capital resources and limited access to financing, the broad discretion of the FDA and regulators in the European Community in approving any medical device and the inherent uncertainty that new devices will be approved, the likelihood of administrative delays, the need in certain future FDA submissions to satisfy additional and potentially costly requirements such as third party audits, the negative effect of the global recession on sales of products, especially products such as the ICL used in non-reimbursed elective procedures, the challenge of managing our foreign subsidiaries, the disruptive effect of the Great Eastern Japan Earthquake and tsunami on business in Japan, including the risk that radiation releases may affect our manufacturing there; the risk that consumers may not respond positively to our advertising; the risk that sales of our newly introduced products may not restore profitability to our U.S. IOL product line, the risk that research and development efforts for planned products will not be successful, the willingness of surgeons and patients to adopt a new product and procedure, and the potential effect of recent negative publicity about LASIK on the demand for refractive surgery in general in the U.S..  STAAR assumes no obligation to update its forward-looking statements to reflect future events or actual outcomes and does not intend to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 28, 2011	STAAR Surgical Company

	By:	/s/ Barry Caldwell
Barry Caldwell President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Slide Presentation dated March 26, 2011.